                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest Event reported): January 27, 2004


                       BOUNDLESS MOTOR SPORTS RACING, INC.
             (Exact name of registrant as specified in its charter)


         COLORADO                        33-5203-D               84-0953839
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
       incorporation)                                       Identification No.)

                          1801 GATEWAY BLVD, SUITE 105
                             RICHARDSON, TEXAS 75080
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 783-8500

                                THE ENTITY, INC.
                                7609 RALSTON ROAD
                             ARVADA, COLORADO 80002
                     (Former Name and address of Registrant)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Due to (a) the previously announced recent acquisitions of Boundless Motor Sports Racing, Inc., a Nevada corporation, and GPX Partners, LLC, a Texas limited liability company, (b) the start-up stage of the Company, and (c) the fact that the financial statements of the post acquisition Company are being audited for the first time, the Company is unable to file it's Annual Report on Form 10-KSB within the timeframe mandated by the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.

         The Company anticipates that the audit of its financial statements will be completed and that it will file its Annual Report with the Commission on or before January 30, 2004.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: January 27, 2004                      BOUNDLESS MOTOR SPORTS
                                            RACING, INC.

                                            By: /s/ Paul A. Kruger
                                                ------------------------------
                                                Name: Paul A. Kruger
                                                Title: Chief Executive Officer

                                       2